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                                  EXHIBIT 25
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                               POWER OF ATTORNEY



     The undersigned director or officer or both of Charter Medical Corporation (the "Company") hereby constitutes and appoints Lawrence W. Drinkard and John R. Day his true and lawful attorneys and agents, each with full power to act without the other and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of the company, any and all instruments which they may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Act of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of shares of the Company's Common Stock to be issued upon exercise of options granted under the Company's 1994 Stock Option Plan, 1994 Employee Stock Purchase Plan, and Amended Directors' Stock Option Plan and settlements of awards under the Company's Directors' Unit Award Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of the Company to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses.

     IN WITNESS WHEREOF, the undersigned director or officer or both of the Company has executed this instrument on the 31st day of January, 1995.



                                   /s/ E. Mac Crawford
                                   E. Mac Crawford
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



                               POWER OF ATTORNEY



     The undersigned director or officer or both of Charter Medical Corporation (the "Company") hereby constitutes and appoints Lawrence W. Drinkard and John R. Day his true and lawful attorneys and agents, each with full power to act without the other and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of the company, any and all instruments which they may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Act of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of shares of the Company's Common Stock to be issued upon exercise of options granted under the Company's 1994 Stock Option Plan, 1994 Employee Stock Purchase Plan, and Amended Directors' Stock Option Plan and settlements of awards under the Company's Directors' Unit Award Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of the Company to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses.

     IN WITNESS WHEREOF, the undersigned director or officer or both of the Company has executed this instrument on the 14th day of February, 1995.



                                   /s/ Edwin M. Banks
                                   Edwin M. Banks
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



                               POWER OF ATTORNEY



     The undersigned director or officer or both of Charter Medical Corporation (the "Company") hereby constitutes and appoints Lawrence W. Drinkard and John R. Day his true and lawful attorneys and agents, each with full power to act without the other and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of the company, any and all instruments which they may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Act of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of shares of the Company's Common Stock to be issued upon exercise of options granted under the Company's 1994 Stock Option Plan, 1994 Employee Stock Purchase Plan, and Amended Directors' Stock Option Plan and settlements of awards under the Company's Directors' Unit Award Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of the Company to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses.

     IN WITNESS WHEREOF, the undersigned director or officer or both of the Company has executed this instrument on the 14th day of February, 1995.



                                   /s/ Andre C. Dimitriadis
                                   Andre C. Dimitriadis

                               POWER OF ATTORNEY



     The undersigned director or officer or both of Charter Medical Corporation (the "Company") hereby constitutes and appoints Lawrence W. Drinkard and John R. Day his true and lawful attorneys and agents, each with full power to act without the other and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of the company, any and all instruments which they may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Act of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of shares of the Company's Common Stock to be issued upon exercise of options granted under the Company's 1994 Stock Option Plan, 1994 Employee Stock Purchase Plan, and Amended Directors' Stock Option Plan and settlements of awards under the Company's Directors' Unit Award Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of the Company to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses.

     IN WITNESS WHEREOF, the undersigned director or officer or both of the Company has executed this instrument on the 31st day of January, 1995.



                                   /s/ Raymond H. Kiefer
                                   Raymond H. Kiefer

                               POWER OF ATTORNEY



     The undersigned director or officer or both of Charter Medical Corporation (the "Company") hereby constitutes and appoints Lawrence W. Drinkard and John R. Day his true and lawful attorneys and agents, each with full power to act without the other and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of the company, any and all instruments which they may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Act of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of shares of the Company's Common Stock to be issued upon exercise of options granted under the Company's 1994 Stock Option Plan, 1994 Employee Stock Purchase Plan, and Amended Directors' Stock Option Plan and settlements of awards under the Company's Directors' Unit Award Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of the Company to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses.

     IN WITNESS WHEREOF, the undersigned director or officer or both of the Company has executed this instrument on the 29th day of January, 1995.



                                   /s/ Gerald L. McManis
                                   Gerald L. McManis